Supplement dated April 10, 2025
to the Prospectus and Summary Prospectus, each as supplemented as applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Select Large Cap Equity Fund	7/1/2024
Effective April 30, 2025, the following changes are hereby made to the Fund’s Prospectus and Summary Prospectus.
The portfolio manager information under the heading "Fund Management" in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Tiffany Wade	Senior Portfolio Manager	Co-Portfolio Manager	2019
Michael Guttag	Senior Portfolio Manager	Co-Portfolio Manager	2024
The rest of the section remains the same.
The portfolio manager information under the heading "Primary Service Provider Contracts - Portfolio Managers" in the "More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Tiffany Wade	Senior Portfolio Manager	Co-Portfolio Manager	2019
Michael Guttag	Senior Portfolio Manager	Co-Portfolio Manager	2024
Ms. Wade joined one of the Columbia Management legacy firms or acquired business lines in 2010. Ms. Wade began her investment career in 2008 and earned a B.A. in economics from Brown University.
Mr. Guttag joined the Investment Manager in 2021. Prior to joining the Investment Manager, Mr. Guttag was head of sector strategies and data services at Renaissance Macro Research. Mr. Guttag began his investment career in 2010 and earned degrees in finance and American history from Syracuse University, Martin J. Whitman School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP172_02_007_(04/25)